Exhibit 10.3

                               SECURITY AGREEMENT

      This SECURITY AGREEMENT is dated as of April 2, 2014 (the "EFFECTIVE DATE"), by YOPCP, LLC, a Colorado limited liability company (the "GRANTOR"), in favor of Stevia Corp., a Nevada corporation (the "SECURED PARTY").

                                    RECITALS

     A. Pursuant to that certain Note Purchase Agreement dated as of the Effective Date between the Grantor and the Secured Party (the "PURCHASE
AGREEMENT"), the Grantor and Secured Party entered into a Senior Secured Convertible Promissory Note (the "NOTE") evidencing the Grantor's obligation to repay to the Secured Party certain funds (the "LOAN") on the terms and conditions set forth in the Note.

     B. The parties hereto have agreed that the Grantor's obligations under the Note (the "SECURED OBLIGATIONS") will be secured by the grant to the Secured
Party of a security interest in and to certain Collateral (as defined below), pursuant to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                                  DEFINED TERMS

     SECTION  1.1  DEFINITIONS.   (a)  Capitalized  terms  used  herein  without
definition are used as defined in the Purchase Agreement.

     (b) The  following  terms  have the  meanings  given to them in the UCC and terms used herein without definition that are defined in the UCC have the meanings given to them in the UCC (such meanings to be equally applicable to both the singular and plural forms of the terms defined): "account", "account debtor", "as-extracted collateral", "certificated security", "chattel paper", "commercial tort claim", "commodity contract", "electronic chattel paper", "equipment", "farm products", "fixture", "general intangible", "goods", "health-care-insurance receivable", "instruments", "inventory", "investment property", "letter-of-credit right", "proceeds", "record", "securities account", "security", "supporting obligation" and "tangible chattel paper".

     (c) The following terms shall have the following meanings:

     "AGREEMENT" means this Security Agreement, as amended, restated, supplemented or otherwise modified from time to time, including all annexes and schedules hereto, as the same may be amended or otherwise modified from time to time.

     "APPLICABLE IP OFFICE" means the United States Patent and Trademark Office or the United States Copyright Office or any similar office or agency within the United States.

     "EVENT OF DEFAULT" shall have the meaning ascribed to such term in the Note.

     "INTELLECTUAL PROPERTY" means all of the following, in any jurisdiction throughout the world: (i) patents, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice) and any reissue, continuation, continuation-in-part, division, extension or reexamination thereof; (ii) trademarks, service marks and trade dress, logos, slogans, and other indicia of origin, and all translations, adaptations, derivations and combinations of the foregoing, together with all goodwill associated therewith;
(iii) copyrights and copyrightable works; (iv) internet domain names; (v) registrations, applications for registration, and renewals of any of the foregoing; (vi) computer software (including source code and executable code), and tools, systems, data, databases and documentation; (vii) trade secrets and other confidential information, including ideas, recipes, know-how, processes and techniques, research and development information, drawings, specifications, designs, plans, proposals and technical data and manuals; and (viii) all copies and tangible embodiments of any of the foregoing (in whatever form or medium).

     "INTERNET DOMAIN NAME" means all right, title and interest arising under any applicable law in or relating to Internet domain names.

     "LIEN" means any mortgage, pledge, hypothecation, assignment (as security), deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest, or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever having substantially the same economic effect as any of the foregoing (including any conditional sale or other title retention agreement and any capital lease).

     "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, assets, properties, liabilities (actual or contingent), operations or condition (financial or otherwise) or prospects of the Company (b) the validity or enforceability of the Note, (c) the perfection or priority of any Lien purported to be created by the Agreement, (d) the rights or remedies of the Secured Party under the Note, the Purchase Agreement or the Agreement, or (e) the ability of the Secured Party to perform any of its material obligations under the Note, Purchase Agreement or Agreement.

     "MATERIAL INTELLECTUAL PROPERTY" means Intellectual Property that is owned by or licensed to the Grantor and is material to the conduct of Grantor and its business.

     "PERSON" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

     "PLEDGED CERTIFICATED STOCK" means all certificated securities and any other Stock or Stock Equivalent of any Person evidenced by a certificate, instrument or other similar document (as defined in the UCC), in each case owned by the Grantor, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, including all Stock and Stock Equivalents listed on Schedule 3.

     "PLEDGED COLLATERAL" means, collectively, the Pledged Stock and the Pledged Debt Instruments.

     "PLEDGED DEBT INSTRUMENTS" means all right, title and interest of the Grantor in instruments evidencing any Indebtedness owed to the Grantor or other obligations owed to the Grantor, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, including all Indebtedness described on Schedule 3, issued by the obligors named therein.

     "PLEDGED INVESTMENT PROPERTY" means any investment property of the Grantor, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, other than any Pledged Stock or Pledged Debt Instruments.

     "PLEDGED STOCK" means all Pledged Certificated Stock and all Pledged Uncertificated Stock.

     "PLEDGED UNCERTIFICATED STOCK" means any Stock or Stock Equivalent of any Person that is not Pledged Certificated Stock, including all right, title and interest of the Grantor as a limited or general partner in any partnership not constituting Pledged Certificated Stock or as a member of any limited liability company, all right, title and interest of the Grantor in, to and under any Organization Document of any partnership or limited liability company to which it is a party, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, including in each case those interests set forth on Schedule 3, to the extent such interests are not certificated.

     "SOFTWARE" means (a) all computer programs, including source code and object code versions, (b) all data, databases and compilations of data, whether machine readable or otherwise, and (c) all documentation, training materials and configurations related to any of the foregoing.

     "UCC" means the Uniform Commercial Code as from time to time in effect in the State of Colorado; provided, however, that, in the event that, by reason of mandatory provisions of any applicable law, any of the attachment, perfection or priority of the Secured Party's security interest in any Collateral is governed by the Uniform Commercial Code of a jurisdiction other than the State of Colorado, "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of the definitions related to or otherwise used in such provisions.

     "VEHICLES" means all vehicles covered by a certificate of title law of any state.

                                   ARTICLE II

                           GRANT OF SECURITY INTEREST

     SECTION 2.1 COLLATERAL. For the purposes of this Agreement, all of the following personal property, in any event, wherever located, now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire any right, title or interests is collectively referred to as the "COLLATERAL":

     (a) all accounts, monies, cash and cash equivalents, chattel paper (including electronic chattel paper), collateral security, deposit accounts, securities accounts, futures accounts (and all amounts and assets contained in such deposit accounts, securities accounts and futures accounts or created thereon), documents (as defined in the UCC and, including, if applicable, electronic documents), equipment, general intangibles (including all payment intangibles and Intellectual Property), guarantees, instruments (including promissory notes), goods, inventory, investment property, securities, insurance claims and proceeds, tort claims, letter of credit rights (whether or not the letter of credit is evidenced by a writing), any other contract rights or rights to the payment of money and any supporting obligations related to any of the foregoing;

     (b) all commercial tort claims, including without limitation, those described on Schedule 1 and on any supplement thereto received by the Secured Party pursuant to Section 4.8;

     (c) all books and records pertaining to the other property described in this Section 2.1;

     (d) all property of the Grantor held by the Secured Party, including all property of every description, in the custody of or in transit to the Secured Party for any purpose, including safekeeping, collection or pledge, for the account of the Grantor or as to which the Grantor may have any right or power, including but not limited to cash;

     (e) all other goods (including but not limited to fixtures) and personal property of the Grantor, whether tangible or intangible and wherever located; and

     (f)  all  products  and  proceeds  of  the  foregoing  (in  whatever  form,
including,  without  limitation,   business  interruption  insurance  and  other
insurance proceeds);

     SECTION 2.2 GRANT OF SECURITY INTEREST IN COLLATERAL.

     (a) The Grantor, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, hereby mortgages, pledges and hypothecates to the Secured Party, and grants to the Secured Party, a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the Grantor. This Agreement secures, and the Collateral is collateral security for, the payment and performance in full when due of the Secured Obligations.

     (b) The Grantor hereby further authorizes the Secured Party to make filings with the United States Patent and Trademark Office and the United States Copyright Office (or any successor office or any similar office in any other country) or other necessary documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by the Grantor hereunder in any Intellectual Property Collateral, without the signature of the Grantor, and naming the Grantor, as debtor, and the Secured Party, as secured party.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     To induce the Secured Party to enter into the Purchase Agreement and Note, the Grantor hereby represents and warrants to the Secured Party as follows:

     SECTION 3.1 TITLE; NO OTHER LIENS. Except for the Lien granted to the Secured Party pursuant to this Agreement, the Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. The Grantor
(a) is the record and beneficial owner of the Collateral pledged by it hereunder constituting instruments or certificates and (b) has rights in or the power to transfer each other item of Collateral in which a Lien is granted by it hereunder, free and clear of any other Lien.

     SECTION 3.2 PERFECTION AND PRIORITY. The security interest granted pursuant to this Agreement constitutes a valid and continuing perfected security interest in favor of the Secured Party in all Collateral enforceable against third parties, subject as to the perfection of such security interest in respect of the following Collateral, to the occurrence of the following: (a) in the case of all Collateral in which a security interest may be perfected by filing a financing statement under the UCC, the completion of the filings and other actions specified on Schedule 2 (which, in the case of all filings and other documents referred to on such schedule, have been delivered to the Secured Party in completed and duly authorized form), (b) in the case of all U.S. registered Copyrights, Trademarks and Patents for which UCC filings are insufficient, all appropriate filings having been made with the United States Copyright Office or the United States Patent and Trademark Office, as applicable, (c) in the case of letter-of-credit rights that are not supporting obligations of Collateral, the execution of an assignment granting control to the Secured Party over such letter-of-credit rights, (d) in the case of electronic chattel paper, the completion of all steps necessary to grant control to the Secured Party over such electronic chattel paper, and (e) in the case of Vehicles, filings with certain governmental authorities, in each case, to the extent perfected security interests in such Collateral may be effectuated thereby. Such security interest shall be prior to all other Liens on the Collateral, expect for certain permitted Liens having priority over the Secured Party's Lien by operation of law upon (i) in the case of all Pledged Certificated Stock, Pledged Debt Instruments and Pledged Investment Property, the delivery thereof to the Secured Party of such Pledged Certificated Stock, Pledged Debt Instruments and Pledged Investment Property consisting of instruments and certificates, in each case properly endorsed for transfer to the Secured Party or in blank, and (ii) in the case of all other instruments and tangible chattel paper that are not Pledged Certificated Stock, Pledged Debt Instruments or Pledged Investment Property, the delivery thereof to the Secured Party of such instruments and tangible chattel paper.

     SECTION 3.3 PLEDGED COLLATERAL. (a) The Pledged Stock pledged by the Grantor hereunder (i) is listed on Schedule 3 and constitutes that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on Schedule 3, (ii) with respect to any subsidiary of Grantor ("SUBSIDIARY") has been duly authorized, validly issued and is fully paid and non-assessable (other than Pledged Stock in limited liability companies and partnerships) and (iii) with respect to any Subsidiary constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

     (b) As of the date hereof, all Pledged Collateral (other than Pledged Uncertificated Stock) and all Pledged Investment Property consisting of instruments and certificates has been delivered to the Secured Party in accordance with subsection 4.2(a).

     (c) In any case in which the Grantor  shall  acquire  after the date hereof
(x) any Stock or Stock Equivalent of any Person constituting Pledged Stock hereunder or (y) any interest in any instruments evidencing any Indebtedness or other obligation owed to the Grantor constituting a Pledged Debt Instrument hereunder, in each case, not listed on Schedule 3 hereto, such Pledged Stock and Pledged Debt Instruments shall, notwithstanding the Pledged Collateral reflected on Schedule 3, be subject to the pledge, assignment and security interest granted to the Secured Party under this Agreement and the Grantor shall promptly after the date such Pledged Collateral was so acquired (i) deliver to the Secured Party forthwith (A) a Pledge Amendment pursuant to Section 7.6(b) hereof reflecting such newly acquired Pledged Collateral and (B) to the extent required by subsection 4.2(a), any certificates and instruments evidencing such Pledged Collateral, accompanied by transfer powers or other appropriate instruments of assignment duly executed by the Grantor in blank and (ii) take or cause to be taken such actions, execute and/or deliver or cause to be executed and/or delivered such documents as the Secured Party may reasonably request.

     (d) Upon the occurrence and during the continuance of an Event of Default, the Secured Party shall be entitled to exercise all of the rights of the Grantor granting the security interest in any Pledged Stock, and a transferee or assignee of such Pledged Stock shall become a holder of such Pledged Stock to the same extent as the Grantor and be entitled to participate in the management of the issuer of such Pledged Stock and, upon the transfer of the entire interest of the Grantor, the Grantor shall, by operation of law, cease to be a holder of such Pledged Stock. The Secured Party's rights under this subsection 3.3(d) shall immediately cease and any Pledged Stock transferred hereunder shall automatically revert to the Grantor upon cure or waiver of such Event of
Default, provided that such revision shall not impair the validity or effectiveness of any vote, consent, or action taken before the cure or waiver of such Event of Default.

     SECTION 3.4 INSTRUMENTS AND TANGIBLE CHATTEL PAPER FORMERLY ACCOUNTS. No amount payable to the Grantor under or in connection with any account is evidenced by any instrument or tangible chattel paper that has not been delivered to the Secured Party, properly endorsed for transfer, to the extent delivery is required by subsection 4.5(a).

     SECTION 3.5 INTELLECTUAL PROPERTY. The Grantor owns, or is licensed to use, all Intellectual Property necessary to conduct its business as currently conducted except for such Intellectual Property the failure of which to own or license would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. To the knowledge of the Grantor, (a) the conduct and operations of the businesses of the Grantor does not infringe, misappropriate, dilute, violate or otherwise impair any Intellectual Property owned by any other Person and (b) no other Person has contested any right, title or interest of the Grantor in, or relating to, any Intellectual Property, other than, in each case, as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

     SECTION 3.6 COMMERCIAL TORT CLAIMS. The only commercial tort claims of the Grantor existing on the date hereof, other than commercial tort claims having a value less than $50,000 in the aggregate, are those listed on Schedule 1.

     SECTION 3.7 SPECIFIC COLLATERAL. To Grantor's knowledge, no portion, except as may have a de minimus value in light of the value of the Collateral taken as a whole, of the Collateral is or is proceeds or products of farm products, as-extracted collateral, health-care-insurance receivables or timber to be cut.

     SECTION 3.8 ENFORCEMENT. No material permit, notice to or filing with any governmental authority or any other Person or any material consent from any Person is required for the exercise by Secured Party of its rights (including voting rights) provided for in this Agreement or the enforcement of remedies in respect of the Collateral pursuant to this Agreement, including the transfer of any Collateral, except (a) for recordings and filings in connection with the Liens granted to the Secured Party hereunder, (b) those obtained or made on or prior to the date hereof, and (c) those which, if not obtained or made, would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect and (d) filings required by applicable law in connection with the exercise of remedies by the Secured Party.

                                   ARTICLE IV

                                    COVENANTS

     The Grantor agrees with the Secured Party to the following, as long as the Secured Obligations remains outstanding:

     SECTION  4.1   MAINTENANCE   OF  PERFECTED   SECURITY   INTEREST;   FURTHER
DOCUMENTATION AND CONSENTS.

     (a) The Grantor shall not (i) use or permit any Collateral to be used unlawfully or in violation of any provision of the Agreement, the Note, any requirement of law or any policy of insurance covering the Collateral, or (ii) enter into any agreement or undertaking restricting the right or ability of the Grantor or the Secured Party to sell, assign, convey or transfer any Collateral, and except as such use or restriction would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

     (b) The Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 3.2 and shall defend such security interest and such priority against the claims and demands of all Persons.

     (c) The Grantor shall furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other documents in connection with the Collateral the Secured Party may reasonably request, all in reasonable detail and in form and substance reasonably satisfactory to the Secured Party.

     (d) At any time and from time to time, upon the reasonable written request of the Secured Party, the Grantor shall, for the purpose of obtaining or preserving the full benefits of this Agreement, and of the rights and powers herein granted, (i) take whatever action the Secured Party may reasonably require to perfect or maintain any security interest intended to be created by this Agreement, (ii) promptly and duly execute and deliver, and have recorded, such further documents, including an authorization to file (or, as applicable, the filing) of any financing statement or amendment under the UCC (or other filings under similar applicable law) in effect in any jurisdiction with respect to the security interest created hereby and (iii) take such further action as the Secured Party may reasonably request, including using its commercially reasonable efforts to secure all approvals necessary or appropriate for the assignment to or for the benefit of the Secured Party of any contractual obligation, including any IP license, held by the Grantor and to enforce the security interests granted hereunder.

     SECTION 4.2 PLEDGED COLLATERAL.

     (a) DELIVERY OF PLEDGED COLLATERAL. The Grantor shall (i) deliver to the Secured Party, in suitable form for transfer and in form and substance satisfactory to the Secured Party, (A) all Pledged Certificated Stock issued by the Grantor or Subsidiary (B) all Pledged Debt Instruments, and (C) all other certificates and instruments evidencing Pledged Investment Property issued by the Grantor or Subsidiary.

     (b) EVENT OF DEFAULT. During the continuance of an Event of Default, the Secured Party shall have the right, at any time in its discretion and without notice to the Grantor, to (i) transfer to or to register in its name or in the name of its nominees any Pledged Collateral or any Pledged Investment Property and (ii) exchange any certificate or instrument representing or evidencing any Pledged Collateral or any Pledged Investment Property for certificates or instruments of smaller or larger denominations.

     (c) CASH DISTRIBUTIONS WITH RESPECT TO PLEDGED COLLATERAL. Except as provided in Article V hereof during an Event of Default, the Grantor shall be entitled to receive all cash distributions paid in respect of the Pledged Collateral.

     (d) VOTING RIGHTS. Except as provided in Article V hereof during an Event of Default, the Grantor shall be entitled to exercise all voting, consent and corporate, partnership, limited liability company and similar rights with respect to the Pledged Collateral.

     SECTION 4.3 [RESERVED].

     SECTION 4.4 COMMODITY CONTRACTS. The Grantor shall not have any commodity contract with a value in excess of $10,000.

     SECTION 4.5 DELIVERY OF INSTRUMENTS AND TANGIBLE CHATTEL PAPER AND CONTROL OF INVESTMENT PROPERTY, LETTER-OF-CREDIT RIGHTS AND ELECTRONIC CHATTEL PAPER.

     (a) If any amount in excess of $50,000 payable under or in connection with any Collateral owned by the Grantor shall be or become evidenced by an instrument or tangible chattel paper other than such instrument delivered in accordance with subsection 4.2(a) and in the possession of the Secured Party, the Grantor shall promptly notify the Secured Party thereof and, at the Secured Party's request and option, shall mark all such instruments and tangible chattel paper with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Stevia Corp." and, at the reasonable request of the Secured Party, shall promptly deliver such instrument or tangible chattel paper to the Secured Party, duly indorsed in a manner satisfactory to the Secured Party.

     (b) The Grantor shall not grant "CONTROL" (within the meaning of such term under Article 9-106 of the UCC) over investment property with a value in excess of $50,000 in the aggregate to any Person other than the Secured Party.

     (c) If the Grantor is or becomes the beneficiary of a letter of credit that is (i) a supporting obligation of any Collateral and (ii) in excess of $50,000, the Grantor shall promptly, and in any event within five (5) business days after becoming a beneficiary, notify the Secured Party thereof and upon request of the Secured Party, use commercially reasonable efforts to enter into an assignment with the Secured Party, the issuer of such letter of credit or any nominated person with respect to the letter-of-credit rights under such letter of credit. Such assignment shall, unless otherwise agreed by the Secured Party, assign such letter-of-credit rights to the Secured Party and such assignment shall be sufficient to grant control for the purposes of Section 9-107 of the UCC (or any similar section under any equivalent UCC).

     (d) If any amount in excess of $50,000 payable under or in connection with any Collateral owned by the Grantor shall be or become evidenced by electronic chattel paper, the Grantor shall promptly notify the Secured Party thereof and, at the Secured Party's request and option, shall take all steps necessary to grant the Secured Party control of all such electronic chattel paper for the purposes of Section 9-105 of the UCC (or any similar section under any equivalent UCC) and all "TRANSFERABLE RECORDS" as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

     SECTION 4.6 INTELLECTUAL PROPERTY.

     (a) Upon the request of the Secured Party, the Grantor shall deliver the short-form intellectual property agreements and assignments as described in this
Section 4.6 and any other documents that the Secured Party reasonably requests with respect thereto.

     (b) The Grantor shall, unless it determines otherwise in its reasonable business judgment and as would not reasonably be expected to result in a Material Adverse Effect, (i) (A) continue to use each trademark included in the Material Intellectual Property in order to maintain such trademark in full force and effect with respect to each class of goods for which such trademark is currently used, free from any claim of abandonment for non-use, (B) maintain at least the same standards of quality of products and services offered under such trademark as are currently maintained and (C) use such trademark with the appropriate notice of registration and all other notices and legends required by applicable law, and (ii) not do any act or omit to do any act whereby (w) such trademark (or any goodwill associated therewith) may become destroyed, invalidated, impaired or harmed in any way, (x) any patent included in the Material Intellectual Property may become forfeited, misused, unenforceable, abandoned or dedicated to the public, (y) any portion of the copyrights included in the Material Intellectual Property may become invalidated, otherwise impaired or fall into the public domain or (z) any trade secret that is Material Intellectual Property may become publicly available or otherwise unprotectable.

     (c) The Grantor shall (i) notify the Secured Party immediately if it knows, or has reason to know, that any application or registration relating to any Material Intellectual Property may become forfeited, misused, unenforceable, abandoned or dedicated to the public, or of any adverse determination regarding the validity or enforceability or the Grantor's ownership of, interest in, right to use, register, own or maintain any Material Intellectual Property (including the institution of, or any such determination in, any proceeding relating to the foregoing in any Applicable IP Office) and (ii) unless it determines otherwise in its reasonable business judgment and as would not reasonably be expected to result in a Material Adverse Effect, shall take all actions that are necessary or reasonably requested by the Secured Party to maintain and pursue each application (and to obtain the relevant registration or recordation) and to maintain each registration and recordation included in the Material Intellectual Property subject to the Grantor's exercise of its reasonable business judgment.

     (d) In the event that any Material Intellectual Property of the Grantor is or has been infringed, misappropriated, violated, diluted or otherwise impaired by a third party, the Grantor shall, unless it determines otherwise in its reasonable business judgment and as would not reasonably be expected to result in a Material Adverse Effect, take such action as it reasonably deems appropriate under the circumstances in response thereto, including by bringing suit and seeking recovery for damages therefor.

     (e) The Grantor shall execute and deliver to the Secured Party in form and substance reasonably acceptable to the Secured Party and suitable for filing in the Applicable IP Office the short-form intellectual property security agreements in the form attached hereto as Annex 2 for all U.S. registered Copyrights, Trademarks and Patents (and applications for such registrations) of the Grantor.

     SECTION 4.7 [RESERVED].

     SECTION 4.8 NOTICE OF COMMERCIAL TORT CLAIMS. The Grantor agrees that, if it shall acquire any interest in any commercial tort claim, (i) the Grantor shall, promptly upon such acquisition, deliver to the Secured Party, in each case in form and substance satisfactory to the Secured Party, a notice of the existence and nature of such commercial tort claim and a supplement to Schedule 1 containing a specific description of such commercial tort claim, (ii) Section
2.1 shall apply to such commercial tort claim and (iii) at the request of the Secured Party, the Grantor shall execute and deliver to the Secured Party, in each case in form and substance satisfactory to the Secured Party, any document, and take all other action, deemed by the Secured Party to be reasonably necessary or appropriate for the Secured Party to obtain a perfected security interest having at least the priority set forth in Section 3.2 in all such commercial tort claims. Any supplement to Schedule 1 delivered pursuant to this
Section 4.8 shall, after the receipt thereof by the Secured Party, become part of Schedule 1 for all purposes hereunder other than in respect of representations and warranties made prior to the date of such receipt.

     SECTION 4.9 [RESERVED].

     SECTION 4.10 CERTAIN ACTIONS NOT REQUIRED. Notwithstanding anything to the contrary set forth in this Article IV, (a) other than the filing of a UCC financing statement, no actions shall be required to perfect the security interest granted hereunder in (i) letters of credit and letter-of-credit rights that do not constitute supporting obligations in respect of other Collateral,
(ii) Vehicles and other assets subject to certificates of title or ownership (including, without limitation, aircraft, airframes, aircraft engines or helicopters, or any equipment or other assets constituting a part thereof, in each case to the extent subject to Federal Aviation Act registration requirements, and rolling stock) and (iii) any specifically identified asset with respect to which the Secured Party has determined (in its reasonable judgment) that the costs of obtaining, perfecting or maintaining a security interest in such asset exceeds the fair market value or the practical benefit to the Secured Parties afforded thereby, (b) the Grantor shall not be required to complete any filings or other actions in any jurisdiction outside of the United States or any State thereof to perfect the security interest granted hereunder in assets or property located or titled outside the United States and (c) the Grantor shall not be required to deliver any foreign law governed equity pledge agreements with respect to the equity interests of any foreign subsidiaries of the Company.

                                   ARTICLE V

                               REMEDIAL PROVISIONS

     SECTION 5.1 CODE AND OTHER REMEDIES.

     (a) UCC REMEDIES. Solely during the continuance of an Event of Default under the Note, the Secured Party may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to any Secured Obligation, all rights and remedies of a secured party under the UCC or any other applicable law.

     (b) DISPOSITION OF COLLATERAL. Without limiting the generality of the foregoing, the Secured Party may, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), during the continuance of any Event of Default (personally or through its agents or attorneys), (i) enter upon the premises where any Collateral is located, without any obligation to pay rent, through self-help, without judicial process, without first obtaining a final judgment or giving the Grantor or any other Person notice or opportunity for a hearing on the Secured Party's claim or action, (ii) collect, receive, appropriate and realize upon any Collateral and
(iii) sell, assign, convey, transfer, grant option or options to purchase and deliver any Collateral (enter into agreements to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Party shall have the right, upon any such public sale or sales and, to the extent permitted by the UCC and other applicable law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of the Grantor, which right or equity is hereby waived and released.

     (c) MANAGEMENT OF THE COLLATERAL. The Grantor further agrees, that, during the continuance of any Event of Default, (i) at the Secured Party's request, it shall assemble the Collateral and make it available to the Secured Party at places that the Secured Party shall reasonably select, whether at the Grantor's premises or elsewhere, (ii) without limiting the foregoing, the Secured Party also has the right to require that the Grantor store and keep any Collateral pending further action by the Secured Party and, while any such Collateral is so stored or kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain such Collateral in good condition, (iii) until the Secured Party is able to sell, assign, convey or transfer any Collateral, the Secured Party shall have the right to hold or use such Collateral to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Secured Party and (iv) the Secured Party may, if it so elects, seek the appointment of a receiver or keeper to take possession of any Collateral and to enforce any of the Secured Party's remedies, with respect to such appointment without prior notice or hearing as to such appointment. The Secured Party shall not have any obligation to the Grantor to maintain or preserve the rights of the Grantor as against third parties with respect to any Collateral while such Collateral is in the possession of the Secured Party.

     (d) APPLICATION OF PROCEEDS. The Secured Party shall apply the cash proceeds of any action taken by it pursuant to this Section 5.1, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any Collateral or in any way relating to the Collateral or the rights of the Secured Party hereunder, including reasonable and documented (in reasonable detail) attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, and only after such application and after the payment by the Secured Party of any other amount required by any applicable law, need the Secured Party account for the surplus, if any, to the Grantor.

     (e) DIRECT OBLIGATION. The Secured Party shall not be required to make any demand upon, or pursue or exhaust any right or remedy against, the Grantor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any right or remedy with respect to any Collateral therefor or any direct or indirect guaranty thereof. All of the rights and remedies of the Secured Party shall be cumulative, may be exercised individually or concurrently and not exclusive of any other rights or remedies provided by any applicable law. To the extent it may lawfully do so, the Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Secured Party, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety, now or hereafter existing, arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of any Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

     (f) COMMERCIALLY REASONABLE. To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, the Grantor acknowledges and agrees that it is not commercially unreasonable for the Secured Party to do any of the following:

         (i) fail to incur significant costs, expenses or other liabilities reasonably deemed as such by the Secured Party to prepare any Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition;

         (ii) fail to obtain permits, or other consents, for access to any Collateral to sell or for the collection or sale of any Collateral, or, if not required by other applicable law, fail to obtain permits or other consents for the collection or disposition of any Collateral;

         (iii) fail to exercise remedies against account debtors or other Persons obligated on any Collateral or to remove Liens on any Collateral or to remove any adverse claims against any Collateral;

         (iv) advertise dispositions of any Collateral through publications or media of general circulation, whether or not such Collateral is of a specialized nature, or to contact other Persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring any such Collateral;

         (v) exercise collection remedies against account debtors and other Persons obligated on any Collateral, directly or through the use of collection agencies or other collection specialists, hire one or more professional auctioneers to assist in the disposition of any Collateral, whether or not such Collateral is of a specialized nature, or, to the extent deemed appropriate by the Secured Party, obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any Collateral, or utilize Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets to dispose of any Collateral;

         (vi) dispose of assets in wholesale rather than retail markets;

         (vii) disclaim disposition warranties, such as title, possession or quiet enjoyment; or

         (viii) purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of any Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of any Collateral.

The Grantor acknowledges that the purpose of this Section 5.1(f) is to provide a non-exhaustive list of actions or omissions that are commercially reasonable when exercising remedies against any Collateral and that other actions or omissions by the Secured Party shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 5.1(f). Without limitation upon the foregoing, nothing contained in this Section 5.1(f) shall be construed to grant any rights to the Grantor or to impose any duties on the Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 5.1(f).

     (g) IP LICENSES. For the purpose of enabling the Secured Party to exercise rights and remedies under this Section 5.1 (including in order to take possession of, collect, receive, assemble, process, appropriate, remove, realize upon, sell, assign, convey, transfer or grant options to purchase any Collateral) at such time as the Secured Party shall be lawfully entitled to exercise such rights and remedies, the Grantor hereby grants to the Secured Party, (i) an irrevocable, nonexclusive, worldwide license (exercisable without payment of royalty or other compensation to the Grantor), including in such license the right to sublicense, use and practice any Intellectual Property now owned or hereafter acquired by the Grantor and access to all media in which any of the licensed items may be recorded or stored and to all Software and programs used for the compilation or printout thereof and (ii) an irrevocable license (without payment of rent or other compensation to the Grantor) to use, operate and occupy all real property owned, operated, leased, subleased or otherwise occupied by the Grantor. Nothing in the foregoing license grant shall be construed as granting the Secured Party rights in and to such Intellectual Property above and beyond (x) the rights to such Intellectual Property that the Grantor has reserved for itself and (y) in the case of Intellectual Property that is licensed to the Grantor by a third party, the extent to which the Grantor has the right to grant a sublicense to such Intellectual Property hereunder).

SECTION 5.2 ACCOUNTS AND PAYMENTS IN RESPECT OF GENERAL INTANGIBLES. (a) If required by the Secured Party at any time during the continuance of an Event of Default, any payment of accounts or payment in respect of general intangibles, when collected by the Grantor, shall be promptly (and, in any event, within two
(2) business days) delivered by the Grantor in the exact form received, duly indorsed by the Grantor to the Secured Party. Until so turned over, such payment shall be held by the Grantor in trust for the Secured Party, segregated from other funds of the Grantor. Each such deposit of proceeds of accounts and payments in respect of general intangibles shall, if required by the Secured Party, be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

     (b) At any time during the continuance of an Event of Default:

         (i) the Grantor shall, upon the Secured Party's request, deliver to the Secured Party all original and other documents evidencing, and relating to, the agreements and transactions that gave rise to any account or any payment in respect of general intangibles, including all original orders, invoices and shipping receipts and notify account debtors that the accounts or general intangibles have been collaterally assigned to the Secured Party and that payments in respect thereof shall be made directly to the Secured Party;

         (ii) the Secured Party may, without notice, at any time during the continuance of an Event of Default, limit or terminate the authority of the Grantor to collect its accounts or amounts due under general intangibles or any thereof and, in its own name or in the name of others, communicate with account debtors to verify with them to the Secured Party's satisfaction the existence, amount and terms of any account or amounts due under any general intangible. In addition, the Secured Party may at any time enforce the Grantor's rights against such account debtors and obligors of general intangibles; and

         (iii) the Grantor shall take all actions, deliver all documents and provide all information necessary or reasonably requested by the Secured Party to ensure any Internet Domain Name is registered.

     (c) Anything herein to the contrary notwithstanding, the Grantor shall remain liable under each account and each payment in respect of general intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. The Secured Party shall not have any obligation or liability under any agreement giving rise to an account or a payment in respect of a general intangible by reason of the receipt by the Secured Party of any payment relating thereto, nor shall the Secured Party be obligated in any manner to perform any obligation of the Grantor under or pursuant to any agreement giving rise to an account or a payment in respect of a general intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

     SECTION 5.3 PLEDGED COLLATERAL.

     (a) VOTING RIGHTS. During the continuance of an Event of Default, upon notice by the Secured Party to the Grantor, the Secured Party or its nominee may exercise (i) any voting, consent, corporate and other right pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise, provided that such rights shall be exercised only to the extent necessary to protect the Secured Party's interests in the Collateral, and (ii) any right of conversion, exchange and subscription and any other right, privilege or option pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any Pledged Collateral upon the merger, amalgamation, consolidation, reorganization, recapitalization or other fundamental change in the corporate or equivalent structure of any issuer of Pledged Stock, the right to deposit and deliver any

Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Secured Party may determine), all without liability except to account for property actually received by it; provided, however, that the Secured Party shall have no duty to the Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing. The Secured Party rights under this subsection 5.3(a) shall immediately cease and any voting, consent, corporate and other rights hereunder shall automatically revert to the Grantor upon cure or waiver of such Event of Default, provided that such revision shall not impair the validity or effectiveness of any vote, consent, or action taken before the cure or waiver of such Event of Default.

     (b) PROXIES. In order to permit the Secured Party to exercise during the continuance of an Event of Default the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder, (i) the Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Secured Party all such proxies, dividend payment orders and other instruments as the Secured Party may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, the Grantor hereby grants to the Secured Party during the continuance of an Event of Default an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Event of Default and which proxy shall only terminate upon the earlier of (x) cure or waiver of the applicable Event of Default and (y) the indefeasible payment in full in cash of the Secured Obligations.

     (c) AUTHORIZATION OF ISSUERS. The Grantor hereby expressly and irrevocably authorizes and instructs, without any further instructions from the Grantor, each issuer of any Pledged Collateral pledged hereunder by the Grantor to (i) comply with any instruction received by it from the Secured Party in writing that states that an Event of Default is continuing and is otherwise in accordance with the terms of this Agreement and the Grantor agrees that such issuer shall be fully protected from liabilities to the Grantor in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividend or make any other payment with respect to the Pledged Collateral directly to the Secured Party.

     SECTION 5.4 PROCEEDS TO BE TURNED OVER TO AND HELD BY SECURED PARTY. Unless otherwise expressly provided in this Agreement, all proceeds of any Collateral received by the Grantor hereunder in cash or cash equivalents shall be held by the Grantor in trust for the Secured Party, segregated from other funds of the Grantor, and shall, promptly upon receipt by the Grantor, be turned over to the Secured Party in the exact form received (with any necessary endorsement).

     SECTION 5.5 SALE OF PLEDGED COLLATERAL.

     (a) The Grantor recognizes that the Secured Party may be unable to effect a public sale of any Pledged Collateral by reason of certain prohibitions contained in the Securities Act and applicable state or foreign securities laws or otherwise or may determine that a public sale is impracticable, not desirable or not commercially reasonable and, accordingly, may resort to one or more private sales thereof to a restricted group of purchasers that shall be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay a sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act or under applicable state securities laws even if such issuer would agree to do so.

     (b) The Grantor agrees to do or cause to be done all such other acts as may be necessary to make such sale or sales of any portion of the Pledged Collateral pursuant to Section 5.1 and this Section 5.5 valid and binding and in compliance with all applicable law. The Grantor further agrees that a breach of any covenant contained herein will cause irreparable injury to the Secured, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained herein shall be specifically enforceable against the Grantor, and the Grantor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Note. The Grantor waives any and all rights of contribution or subrogation upon the sale or disposition of all or any portion of the Pledged Collateral by the Secured Party.

     SECTION 5.6 DEFICIENCY. The Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of any Collateral are insufficient to pay the Secured Obligations and reasonable and documented (in reasonable detail) out-of-pocket fees and disbursements of any attorney employed by the Secured Party to collect such deficiency.

                                   ARTICLE VI

                                 AUTHORIZATIONS

     SECTION 6.1 SECURED PARTY'S APPOINTMENT AS ATTORNEY-IN-FACT.

     (a) The Grantor hereby irrevocably constitutes and appoints the Secured Party and any related person thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, the Purchase Agreement and the Note, to take any appropriate action and to execute any document or instrument that may be necessary or desirable to accomplish the purposes of this Agreement, the Purchase Agreement and the Note, and without limiting the generality of the foregoing, the Grantor hereby gives the Secured Party and its related persons the power and right, on behalf of the Grantor, without notice to or assent by the Grantor, to do any of the following when an Event of Default shall be continuing:

         (i) in the name of the Grantor, in its own name or otherwise, take possession of and indorse and collect any check, draft, note, acceptance or other instrument for the payment of moneys due under any account or general intangible or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Purchase Agreement and the Note for the purpose of collecting any such moneys due under any account or general intangible or with respect to any other Collateral whenever payable;

         (ii) in the case of any Intellectual Property owned by or licensed to the Grantor, execute, deliver and have recorded any document that the Secured Party may request to evidence, effect, publicize or record the Secured Party's security interest in such Intellectual Property and the goodwill and general intangibles of the Grantor relating thereto or represented thereby;

         (iii) pay or discharge taxes and Liens levied or placed on or threatened against any Collateral, effect any repair or pay any insurance called for by the terms of this Agreement;

         (iv) execute, in connection with any sale provided for in Section 5.1 or 5.5, any document to effect or otherwise necessary or appropriate in relation to evidence the sale of any Collateral; or

         (v) (A) direct any party liable for any payment under any Collateral to make payment of any moneys due or to become due thereunder directly to the Secured Party or as the Secured Party shall direct, (B) ask or demand for, and collect and receive payment of and receipt for, any moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral, (C) sign and indorse any invoice, freight or express bill, bill of lading, storage or warehouse receipt, draft against debtors, assignment, verification, notice and other document in connection with any Collateral, (D) commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect any Collateral and to enforce any other right in respect of any Collateral, (E) defend any actions, suits, proceedings, audits, claims, demands, orders or disputes brought against the Grantor with respect to any Collateral, (F) settle, compromise or adjust any such actions, suits, proceedings, audits, claims, demands, orders or disputes and, in connection therewith, give such discharges or releases as the Secured Party may deem appropriate, (G) assign any Intellectual Property owned by the Grantor or any IP Licenses of the Grantor throughout the world on such terms and conditions and in such manner as the Secured Party shall in its sole discretion determine, including the execution and filing of any document necessary to effectuate or record such assignment and (H) generally, sell, assign, convey, transfer or grant a Lien on, make any agreement with respect to and otherwise deal with, any Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes and do, at the Secured Party's option, at any time or from time to time, all acts and things that the Secured Party deems necessary to protect, preserve or realize upon any Collateral and the Secured Party's security interests therein and to effect the intent of this Agreement, the Purchase Agreement and the Note, all as fully and effectively as the Grantor might do.

         (vi) If the Grantor fails to perform or comply with any contractual obligation contained herein, the Secured Party, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such contractual obligation.

     (b) The expenses of the Secured Party incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate set forth in the Note, from the date of payment by the Secured Party to the date reimbursed by the Grantor, shall be payable by the Grantor to the Secured Party.

     (c) The Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue of this Section 6.1. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

     SECTION 6.2 AUTHORIZATION TO FILE FINANCING STATEMENTS. The Grantor authorizes the Secured Party and its related persons, at any time and from time to time, to file or record financing statements, amendments thereto, and other filing or recording documents or instruments with respect to any Collateral in such form and in such offices as the Secured Party reasonably determines appropriate to perfect, or continue or maintain perfection of, the security interests of the Secured Party under this Agreement, and such financing statements and amendments may describe the Collateral covered thereby as "all assets of the debtor, wherever located, whether now owned or hereafter acquired or arising" or words of similar import. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction. The Grantor also hereby ratifies its authorization for the Secured Party to have filed any initial financing statement or amendment thereto under the UCC (or other similar laws) in effect in any jurisdiction if filed prior to the date hereof. The Grantor hereby (i) waives any right under the UCC or any other applicable law to receive notice and/or copies of any filed or recorded financing statements, amendments thereto, continuations thereof or termination statements and (ii) releases and excuses the Secured Party from any obligation under the UCC or any other applicable law to provide notice or a copy of any such filed or recorded documents.

     SECTION 6.3 DUTY; OBLIGATIONS AND LIABILITIES. The Secured Party's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Secured Party deals with similar property for its own account. The powers conferred on the Secured Party hereunder are solely to protect the Secured Party's interest in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. The Secured Party shall be accountable only for amounts that it receives as a result of the exercise of such powers, and neither it nor any of its related persons shall be responsible to the Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. In addition, the Secured Party shall not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehousemen, carrier, forwarding agency, consignee or other bailee if such Person has been selected by the Secured Party in good faith.

     SECTION 6.4 . OBLIGATIONS AND LIABILITIES WITH RESPECT TO COLLATERAL. Neither the Secured Party nor any related person thereof shall be liable for failure to demand, collect or realize upon any Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantor or any other Person or to take any other action whatsoever with regard to any Collateral. The powers conferred on the Secured Party hereunder shall not impose any duty upon the Secured Party to exercise any such powers.

                                  ARTICLE VII

                                  MISCELLANEOUS

     SECTION 7.1 REINSTATEMENT. The Grantor agrees that, if any payment made the Grantor and applied to the Secured Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any Collateral are required to be returned by the Secured Party to Grantor, its estate, trustee, receiver or any other party, including the Grantor under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made. If, prior to any of the foregoing, any Lien or other Collateral securing the Grantor's liability hereunder shall have been released or terminated by virtue of the foregoing, such Lien, other Collateral or provision shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any the Grantor in respect of any Lien or other Collateral securing such obligation or the amount of such payment.

     SECTION 7.2 RELEASE OF COLLATERAL. Upon full payment of the amounts due under the Note or full conversion of the Note pursuant to Section 4.1 of the Note by the Grantor, the Collateral shall be released from the Lien created hereby and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Secured Party and the Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantor. At the request of the Grantor following any such termination, the Secured Party shall deliver to the Grantor any Collateral of the Grantor held by the Secured Party hereunder and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

     SECTION 7.3 INDEPENDENT OBLIGATIONS. The obligations of the Grantor hereunder are independent of and separate from the Secured Obligations. If any Secured Obligation is not paid when due, or upon any Event of Default, the Secured Party may, at its sole election, proceed directly and at once, without notice, against the Grantor and any Collateral to collect and recover the full amount of any Secured Obligation then due, without first proceeding against any the Grantor or any other Collateral and without first joining the Grantor in any proceeding.

     SECTION 7.4 NO WAIVER BY COURSE OF CONDUCT. The Secured Party shall not by any act (except by a written instrument pursuant to Section 7.5), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Secured Party would otherwise have on any future occasion.

     SECTION 7.5 AMENDMENTS IN WRITING. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except upon the mutual written agreement of the parties hereto; provided, however, that annexes to this Agreement may be supplemented (but no existing provisions may be modified and no Collateral may be released) through Pledge Amendments, in substantially the form of Annex 1, duly executed by the Secured Party and the Grantor.

     SECTION 7.6 ADDITIONAL PLEDGED COLLATERAL.

     (a) PLEDGE AMENDMENTS. To the extent any Pledged Collateral is delivered as required hereunder after the date hereof, the Grantor shall deliver a pledge amendment duly executed by the Grantor in substantially the form of Annex 1 (or in such other form as the Secured Party may reasonably request) (each, a "PLEDGE AMENDMENT"). The Grantor authorizes the Secured Party to attach each Pledge Amendment to this Agreement.

     SECTION 7.7 NOTICES. All notices, requests and demands to or upon the Secured Party or the Grantor hereunder shall be effected in the manner provided for in the Purchase Agreement.

     SECTION 7.8 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of the Grantor and shall inure to the benefit of the Secured Party and its successors and permitted assigns; provided, however, that the Grantor may not assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Secured Party.

     SECTION 7.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be
detached  from  multiple   separate   counterparts  and  attached  to  a  single
counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or by Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

     SECTION 7.10 SEVERABILITY. In the event any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal, or unenforceable in whole or in part or in any respect, or in the event any one or more of the provisions of this Agreement operate or would prospectively operate to invalidate this Agreement, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement. In such instance, this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein and the remaining provisions of this Agreement shall remain operative and in full force and effect and in no way shall be affected, prejudiced or disturbed thereby.

     SECTION 7.11 GOVERNING LAW. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without regard to the conflict of laws provisions of the State of Colorado or of any other state.

     SECTION 7.12 WAIVER OF JURY TRIAL. THE PARTIES HERETO, TO THE EXTENT PERMITTED BY LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY OR THEREBY. THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.

                            [Signature Pages Follow]

     IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                                 GRANTOR:

                                 YOPCP, LLC

                                 By:
                                    --------------------------------------------
                                 Name:
                                 Title:

                                 SECURED PARTY:

                                 STEVIA CORP.

                                 By:
                                    --------------------------------------------
                                 Name:
                                 Title:




              [YOPCP/Stevia - Signature Page to Security Agreement]